Bank of America Merrill Lynch 2010 Power & Gas Leaders Conference September 29, 2010 Thad Hill Executive Vice President, CCO Exhibit 99.1

1 1
Safe Harbor Statement
Forward-Looking Statements
The information contained in this presentation includes certain estimates, projections and other forward-looking information that reflect Calpine’s current views with respect to future events and financial performance. These estimates, projections and other forward-looking information are based on assumptions that Calpine believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual results, and those differences may be material.
There can be no assurance that any estimates, projections or forward-looking information will be realized.
All such estimates, projections and forward-looking information speak only as of the date hereof. Calpine undertakes no duty to update or revise the information contained herein.
You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information in this presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in Calpine’s Annual Report on Form 10-K for the year ended
December 31, 2009, Quarterly Report on Form 10-Q for the quarters ended March 31 and June 30, 2010, and in other documents that Calpine files with the SEC.  Many of these risks, uncertainties and other factors are beyond Calpine’s control and may cause actual results to differ materially from the views, beliefs and estimates expressed herein. Calpine’s reports and other information filed with the SEC, including the risk factors identified in its Annual Report on Form 10-K for the year ended December 31, 2009, and Quarterly Report on Form 10-Q for the quarters ended March 31 and June 30, 2010, can be found on the SEC’s website at www.sec.gov and on Calpine’s website at www.calpine.com.
Reconciliation to GAAP Financial Information
The following presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities
Exchange Act of 1934.  Schedules are included herein that reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with
GAAP.

2 Agenda • Introduction to Calpine • Look Back at Last Two Years • 2012 & Beyond

3 3 3
National Portfolio of Nearly 29,000 MW
Southeast
6,083 MW
North
7,336 MW
26%
West
7,817 MW
27%
Texas
26%
Baseload
3,801 MW
13%
Peaking
6,852 MW
24%
Intermediate
18,016 MW
63%
21%
7,433 MW

Note: Projects Under Advanced Development include Russell City Energy Center and upgrade at existing Los Esteros Critical Energy Facility.  Colorado assets to be sold in December 2010.

Based on estimated generation for 2009.

6,000
8,000
10,000
CPN DYN RRI NRG MIR
12,000
4
Source: Energy Velocity (2009). Source: Energy Velocity (2009).
Clean Modern
Source: 2009 SEC filings.
Efficient
Source: Energy Velocity (2009).  Not adjusted for steam, and excluding non-fossil fuel generation.
Scale
Unique Independent Power Producer
Note:  CPN figures (excluding steam-adjusted heat rate) have been adjusted to include estimated impacts from Conectiv Energy.  DYN figures have been adjusted to remove estimated impacts of plants sold to LS Power during 2009.
-
10
20
30
40
50
CPN DYN RRI NRG MIR
-
20,000
40,000
60,000
80,000
100,000
CPN NRG DYN RRI MIR
-
500
1,000
1,500
2,000
2,500
CPN NRG DYN MIR RRI
14,000
Calpine is the nation’s largest baseload renewable,
natural gas and cogeneration power provider
Our steam-adjusted
heat rate is 7,263

5
Progress Over the Past Two Years

Costs
Operations
New Calpine Old Calpine
Regional Focus
Commercial
Balance Sheet
Strategic Focus
Investor
Transparency
Premier Operating Company
•
Outstanding safety performance
•
92% fleet-wide availability in 2009
3 Scale Regions: West, Texas & North
•
Conectiv acquisition
•
Colorado sale
Strong Operating Cost Performance
•
Savings of over $100 million vs 2008
Opportunistically Termed Out ~$4B of Debt
Focus on Free Cash Flow
Customer Focused
Maintained Clean Profile: Natural Gas &
Geothermal
Avoided large scale renewables
Improved Disclosures
Clarity around Calpine story
Technically Capable
Main Focus the West & Texas;
Scattered Southeast
Not Focused
•
No central procurement
•
Multiple offices
Significant Maturity Towers
•
~$7B of Debt in ’11 and ’14
1
Trading Focused
Potential Coal Merger Discussions
Little Contact with the Street
1
As presented on our 3Q08 Earnings Presentation.

$-
$200
$400
$600
$800
$1,000
Past Current
Plant Operating Expense SG&A
-
350,000
700,000
1,050,000
1,400,000
1,750,000
July/Aug 2010
July/Aug 2009
Peakers
6
Snap-Shots of 2010 Performance
6
Weather Drove Performance
Source: MDA Earthsat. April 1- Sept. 12 Average Temperature. Generation April-August 2009 vs 2010.
CCGT
Conectiv Beating Expectations
Costs Focus Delivering Impact
$106 million
•
SDG&E at The Geysers
•
PG&E at The Geysers, Peakers, Los Esteros, & Delta
•
LADWP extension of wind firming contract
•
SPS at Oneta
•
BPA wind flexibility at Hermiston
•
SCE at Pastoria
•
TVA at Decatur
•
AEP at Oneta
•
Entergy at Carville
Customer Focused Origination Helping Protect the Top Line
1
1
Annualized first half of year.  Includes Colorado plants, but excludes Conectiv.
1
North
Generation
135%
Texas
Generation Flat
Southeast
Generation
7%
West
Generation
11%
Geothermal
Generation
2%

139 GW
317 GW
0.00
10.00
20.00
30.00
40.00
50.00
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
Real Secular Shifts Underway
Shale Gas = Shrinking Coal Margins Activist EPA = Massive Investment
Required
+
Total
U.S. Coal
U.S. Coal
without SO2
Controls
At ~$420/kW
for New
Scrubbers =
~$58B Retrofit
Spend
Challenges for Coal & Renewables = Benefits to Gas Generation
Views of Potential Retirements:
• Wood Mack- 60GW
• PIRA- 40GW
• Bernstein- 65GW
• Barclays- 38GW
• Credit Suisse- 60GW
• BofA ML- 40GW
Sources: Energy Velocity, EPRI, Wood Mackenzie, PIRA, Bernstein, Barclays, Credit Suisse, and
Bank of America Merrill Lynch.
U.S. Coal
to be
Retrofitted
38-65 GW
Potential
Coal
Retirements
74-101 GW
Source: Energy Velocity. Reflects CAPP coal and PJM West on-peak power prices,
$15 per ton transport, 10 heat rate, and $4 VOM.  Forward prices as of 9/20/10.

Gas-Fired Generation: A Solution for Tomorrow, Today
Otay Mesa Energy Center Nuclear Plant Wind Farm
Cost ($/KW) ~$950 $3,000 - $4,500 $1,900 - $2,200 $4,500 - $6,000
Construction
Period 1
29 mos. 60 – 84 mos. 12 – 18 mos. 30 – 42 mos.
Land Usage 1/20 th acre / MW Up to 2 acres / MW Up to 83 acres / MW Up to 10 acres / MW
Water usage 2 ~15 gal/ MWh Up to 750 gal / MWh Negligible Up to 800 gal / MWh
Subsidies
Required 3
None Largest Large Larger
In a world of scarce natural and financial resources,
gas-fired generation offers a path to a cleaner footprint with lower capital requirements
8
Solar Field (CSP)
Sources:  EIA, E3, AWEA, DOE, CEC, Calpine, Public data.
  Does not include permitting period.
  Otay Mesa features air cooled system.  Nuclear usage assumes recirculating cooling system.
  Assuming mid-level natural gas price.
1
2
3

9
Current Public Policy & Commodity
Price Impact on Generation Attractiveness
Renewables
Natural Gas Generation
Calpine’s
View of the World
Real Life Impacts:
• Driving competitor M&A
activity towards gas
• State commissions’
rejection of renewable
projects
• Massive slow down of
new renewable projects
• Coal retirement
announcements
Natural Resource
Clean
+
Heavy
Government
Support
Focus on
Cost of Service
Only
Gas as Scarce Resource
Abundant Shale Gas
Clean
+
Cost of Service
Existing Baseload
New
Nuclear
New
Coal
Current state of world will lead to expansion of value of existing Calpine fleet

10 10 10
Focusing on the Growth of Calpine Fleet
• CPUC approval July 29
th
• Scheduled mobilization for early 2011
• Summer 2013 COD
Los Esteros
Critical Energy Facility
Russell City Energy
Center
• CPUC approved contract amendment
• Executed EPC agreement
• Expect to mobilize in 4Q 2010
• Summer 2013 COD
• Project is ~80% complete; on-time &
on budget
• “First fire” as soon as next month
• Summer 2011 COD
York Energy Center
(Delta)
Turbine Upgrades
North Geysers Expansion
• 11 out of 13 scheduled wells have
successfully been completed
• Steam potential for 40-80 MWs
• Potential new unit(s): Summer 2013 COD
Green: Upgrades
Orange: Construction
Blue: Advanced Development
Red: Early Development
1
IHR = Incremental Heat Rate in MMBtu/MWh.
PJM Projects
(Early Stage)
• Sites identified
• Transmission planning underway
• Permit(s) under preparation
10
• 501F: ~15 MWs & ~4.8 IHR
o
4 Completed
o
3 To go in 2010 & 2011
• 7FA: ~10MW & sub-5.00 IHR
1
o Several starting late 2010 – 2011/2012
2010 – 2011 Growth Projects
1

11 11
Stabilize
balance sheet
• Simplify and optimize capital
structure
• Improve credit metrics
• Opportunistically access credit
markets
Our Vision
Three scale
regions
Expand baseload
presence / Organic
growth
Leader in
environmental
responsibility
Premier operating
company
• Capture embedded opportunities
at existing sites
• Disciplined M&A (i.e. Conectiv)
• New builds with contracts
• Enhance strong presence in
West, Texas, and Northeast
• Be opportunistic, but financially
disciplined
• Buy vs. build economics
• Be recognized for top tier
operations performance
-
Safety
-
Availability
-
Cost
• Meet or exceed plant-level
business plans
• Utilize modern fleet to deliver
lower-carbon energy solution
• Ensure seat at the table for
environmental regulations
• Leverage geothermal expertise
Customer-oriented
origination business
• Optimize commercial value of
existing assets
• Cultivate customer-led growth

12 12 APPENDIX

13 13 13 13
1
Generation has been adjusted to include net interest in generation from deconsolidated projects in all periods.
Selected Operating Statistics
2Q10 2Q09 2Q10 2Q09
Total MWh Generated (in thousands)
1
20,737 19,940 Average Capacity Factor, excl. Peakers 42.5% 42.3%
West 6,294 6,724 West 40.2% 46.0%
Texas 8,567 7,922 Texas 52.4% 48.7%
Southeast 4,222 3,957 Southeast 35.3% 34.8%
North 1,654 1,337 North 31.3% 26.3%
Average Availability 87.7% 90.6% Steam Adjusted Heat Rate (Btu/KWh) 7,306 7,274
West 88.4% 90.7% West 7,359 7,458
Texas 88.4% 90.7% Texas 7,222 7,132
Southeast 87.1% 87.7% Southeast 7,319 7,241
North 85.4% 96.0% North 7,648 7,687
YTD10 YTD09 YTD10 YTD09
Total MWh Generated (in thousands)
1
42,518 40,030 Average Capacity Factor, excl. Peakers 44.3% 42.3%
West 16,463 15,661 West 54.2% 54.9%
Texas 15,634 13,503 Texas 47.8% 41.3%
Southeast 7,647 7,836 Southeast 32.8% 34.7%
North 2,774 3,031 North 28.8% 28.6%
Average Availability 89.0% 90.6% Steam Adjusted Heat Rate (Btu/KWh) 7,266 7,239
West 90.8% 89.9% West 7,298 7,340
Texas 85.5% 89.5% Texas 7,169 7,086
Southeast 91.4% 90.9% Southeast 7,305 7,235
North 88.9% 94.0% North 7,613 7,658

14 14 14 14
Calpine Operating Power Plants – As of July 30, 2010
Technology
Load
Type
Location COD
With
Peaking
Capacity
CPN
Interest
With Peaking
Capacity, Net
West Region
Agnews Power Plant* Natural Gas Intermediate CA 1990 28 100% 28
Blue Spruce Energy Center Natural Gas Peaking CO 2003 310 100% 310
Creed Energy Center Natural Gas Peaking CA 2003 47 100% 47
Delta Energy Center Natural Gas Intermediate CA 2002 857 100% 857
Feather River Energy Center Natural Gas Peaking CA 2002 47 100% 47
Geysers (15 plants) Geothermal Baseload CA 1971 - 1989 725 100% 725
Gilroy Cogeneration Plant* Natural Gas Intermediate CA 1988 128 100% 128
Gilroy Energy Center Natural Gas Peaking CA 2002 141 100% 141
Goose Haven Energy Center Natural Gas Peaking CA 2003 47 100% 47
Greenleaf 1 Power Plant* Natural Gas Intermediate CA 1989 50 100% 50
Greenleaf 2 Power Plant* Natural Gas Intermediate CA 1989 49 100% 49
Hermiston Power Project Natural Gas Intermediate OR 2002 616 100% 616
King City Cogeneration Plant* Natural Gas Intermediate CA 1989 120 100% 120
King City Peaking Energy Center Natural Gas Peaking CA 2002 44 100% 44
Lambie Energy Center Natural Gas Peaking CA 2003 47 100% 47
Los Esteros Critical Energy Facility Natural Gas Peaking CA 2003 188 100% 188
Los Medanos Energy Center* Natural Gas Intermediate CA 2001 560 100% 560
Metcalf Energy Center Natural Gas Intermediate CA 2005 605 100% 605
Otay Mesa Energy Center Natural Gas Intermediate CA 2009 608 100% 608
Pastoria Energy Center Natural Gas Intermediate CA 2005 729 100% 729
Riverview Energy Center Natural Gas Peaking CA 2003 47 100% 47
Rocky Mountain Energy Center Natural Gas Intermediate CO 2004 621 100% 621
South Point Energy Center Natural Gas Intermediate AZ 2001 530 100% 530
Sutter Energy Center Natural Gas Intermediate CA 2001 578 100% 578
Wolfskill Energy Center Natural Gas Peaking CA 2003 48 100% 48
Yuba City Energy Center Natural Gas Peaking CA 2002 47 100% 47
Total - West Region 7,817
Texas Region
Baytown Energy Center* Natural Gas Intermediate TX 2002 800 100% 800
Brazos Valley Power Plant Natural Gas Intermediate TX 2003 594 100% 594
Channel Energy Center* Natural Gas Intermediate TX 2001 608 100% 608
Clear Lake Power Plant* Natural Gas Intermediate TX 1985 400 100% 400
Corpus Christi Energy Center* Natural Gas Intermediate TX 2002 500 100% 500
Deer Park Energy Center* Natural Gas Intermediate TX 2003 1,001 100% 1,001
Freeport Energy Center* Natural Gas Intermediate TX 2007 236 100% 236
Freestone Energy Center Natural Gas Intermediate TX 2002 994 100% 994
Hidalgo Energy Center Natural Gas Intermediate TX 2000 476 79% 374
Magic Valley Generation Station Natural Gas Intermediate TX 2002 692 100% 692
Pasadena Power Plant* Natural Gas Intermediate TX 1998 781 100% 781
Texas City Power Plant* Natural Gas Intermediate TX 1987 453 100% 453
Total - Texas Region 7,433

15 15 15 15
Calpine Operating Power Plants (cont’d) –
As of July 30, 2010
Technology
Load
Type
Location COD
With
Peaking
Capacity
CPN
Interest
With Peaking
Capacity, Net
North Region
Bayview Oil Peaking VA 1963 12              100% 12
Bethlehem Natural Gas / Oil Intermediate PA 2003 1,130          100% 1,130
Bethpage Energy Center 3 Natural Gas Intermediate NY 2005 80              100% 80
Bethpage Peaker Natural Gas Peaking NY 2002 48              100% 48
Bethpage Power Plant Natural Gas Intermediate NY 1989 56              100% 56
Conectiv Peakers** Natural Gas / Oil Peaking NJ/DE/MD/VA 1964-1991 569             100% 569
Cumberland Natural Gas / Oil Peaking NJ 1990/2009 191             100% 191
Deepwater Natural Gas / Oil Peaking NJ 1954/1958 158             100% 158
Edge Moor Natural Gas / Oil Peaking DE 1973 725             100% 725
Greenfield Energy Centre Natural Gas Intermediate Ontario, CA 2008 1,038          50% 519
Hay Road Natural Gas / Oil Intermediate DE 1989 1,130          100% 1,130
Kennedy Int'l Airport Power Plant* Natural Gas Intermediate NY 1995 121             100% 121
Mankato Power Plant Natural Gas Intermediate MN 2006 375             100% 375
Riverside Energy Center Natural Gas Intermediate WI 2004 603             100% 603
RockGen Energy Center Natural Gas Peaking WI 2001 503             100% 503
Stony Brook Power Plant* Natural Gas Intermediate NY 1995 47              100% 47
Vineland Solar Solar Peaking NJ 2009 4                100% 4
Westbrook Energy Center Natural Gas Intermediate ME 2001 537             100% 537
Whitby Cogen* Natural Gas Intermediate Ontario, CA 1998 50              50% 25
Zion Energy Center Natural Gas Peaking IL 2002 503             100% 503
     Total - North Region 7,336
Southeast Region
Auburndale Peaking Energy Center Natural Gas Peaking FL 2002 117             100% 117
Broad River Energy Center Natural Gas Peaking SC 2000 847             100% 847
Carville Energy Center* Natural Gas Intermediate LA 2003 501             100% 501
Columbia Energy Center* Natural Gas Intermediate SC 2004 606             100% 606
Decatur Energy Center Natural Gas Intermediate AL 2002 795             100% 795
Hog Bayou Energy Center Natural Gas Intermediate AL 2001 237             100% 237
Morgan Energy Center* Natural Gas Intermediate AL 2003 807             100% 807
Oneta Energy Center Natural Gas Intermediate OK 2002 1,134          100% 1,134
Osprey Energy Center Natural Gas Intermediate FL 2004 599             100% 599
Pine Bluff Energy Center* Natural Gas Intermediate AR 2001 215             100% 215
Santa Rosa Energy Center Natural Gas Intermediate FL 2003 225             100% 225
     Total - Southeast Region 6,083
TOTAL - CALPINE 28,669
* Indicates cogeneration plant
** Includes: Carll's Corner, Cedar, Christiana, Delaware City, Mickleton, Middle, Missouri Avenue, Sherman Avenue, Tasley, and West